Achieving Industry Leadership

C. John Wilder

Chief Executive Officer

February 23, 2004

Slide 1:  TXU’s Core Businesses

1.

Large wholesale gas and
power purchases

2.

Fragmented wholesalers
and retailers

1

Corporate Center

TXU Australia

Supply and Trading

National Scale

Transportation Company

Largest Deregulated

Electric Marketer

10 TCF

Hidden “Gas” Company

1.

Driving strategy and
execution

2.

Risk allocation and
management

Industrialized

Corporate Center

1.

Good assets in high
growth market

2.

Large gas storage

Strong Positioned

Integrated Player

>100TWh

Supply/Trading Company

1.

Growing markets

2.

Constructive regulations

3.

Major regulatory issues
resolved

Oncor/TXU Gas

1.

Attractive margins

2.

Loyal customers

3.

Constructive regulations

Retail

1.

Long gas price

2.

Long spark spread

3.

Long volatility

Generation

Slide 2:  “4 + 4” Program

Delivering

World-Class

Execution

Building

Distinctive

Capabilities

Leveraging

Structurally
Advantaged
Businesses

Complete understanding of enterprise risk

World-class control systems, prudent risk management

Risk/Portfolio Management

3

Best-in-class management of customer life cycle

Effective stewardship of TXU brand

Customer Excellence

2

Clear targets and aligned incentives

Senior team ownership of priority initiatives

Performance Management

1

Lowest cost of fuel/power supply

Growing third-party business

Commercial Excellence

4

Minimal net share loss in residential retail

Strong brand with high value/service perception

Market Leadership

3

2

Top quartile SADI and SAFI

Top quartile/top decile solid fuel capacity factors

Operational Excellence

  Top quartile/top decile cost performance in solid fuels

   Lowest SG&A cost per dollar of revenue

Cost Leadership

1

Profitable Growth

4

‘Earn the right to grow’ first

Positioned to lead industry consolidation

Slide 3:  Improved Financial Condition

-36%

(4,422)

7,789

230

7,559

(638)

(638)

8,197

(199)

(1,532)

9,928

(2,283)

12,211

Net Debt3

19%

1.2%

7.6%

(0.5%)

8.1%

1.1%

7.0%

0.4%

0.0%

0.0%

0.0%

6.6%

0.2%

6.4%

ROIC2

1.5x

-22%

405

0.72

03- 06 Absolute Improvement

0.4

(8%)

53

(0.02)

  Net impact of CEU issuance

94

0.07

  Operations excellence

(63)

(0.13)

  Market leadership [net share loss]

68

0.14

  Commercial excellence

26

0.05

  Debt impact from 4+4 improvements

4+4 Performance Improvements

203

0.43

  Cost leadership

0.6

(3%)

328

0.56

4+4 Performance Improvements Total

4.7

42%

1,008

3.00

06 Operational target

(0.3)

1%

(119)

(0.25)

Contingency

0.0

0%

0

(0.17)

  Impact of 31m CEU shares issuance

0.4

(8%)

53

0.15

  Debt impact of CEU shares issuance

0.3

(1%)

102

0.21

  Underlying volume growth4

4.1

45%

680

2.44

06 Base Case + Underlying Growth

4.4

43%

889

2.75

06 Financial Aspiration [@410m shares]

84%

525

41

484

FCF1

-34%

54%

(11%)

65%

Debt/

Tot. Cap2

35%

2.25

0.22

2.03

EPS

$/share

52%

3.4

0.5

2.9

EBITDA/
Interest2

03- 06 Percent  Improvement

06 Base Case

  Debt repayment [OCF & sec. bonds]

03 Base Case [@379m shares]

($ in millions except for EPS)

1

Net income + depreciation + changes in deferred taxes - capex - common dividends - preferred dividends

2

Does not include securitized debt, interest charges for securitized debt, debt, or EBITDA impact of CTC charges

3

Reduced debt shows the reduction in net debt  (net of $800 MM of securitized bonds)

4

1.5% market growth constant share

Slide 4:  90 Day Plan

5.

Level 1 team
presents
business plans
to board and
investment
community

5.

50% of level 2
announced

3.

Investment

       community
    presentation

11-12

4.

75% of level 1
announced

9-10

4.

Scope and
quantify key
improvement
areas

3.

Secure personal
commitments

4.

Site visits

7-8

3.

Adjust plans

2.

Continue visits

3.

Present
aspirations to
top 600
managers

5-6

2.

Review initial
plans by
business

1.

Meet with select
customers and
shareholders

2.

Site visits

3-4

1.

Define business
plan
requirements

1.

Begin meeting
with all level 1
and 2 leaders

1.

Engage
employees

1-2

Develop Detailed
Business Plans

Build Management
Team

Engage Customers
And Shareholders

Engage Employees

Week

Slide 5:  Development of Business Plans

Capabilities

Profitable Growth

4

Risk/Portfolio Management

3

2

Customer Excellence

Performance Management

1

Commercial Excellence

4

Cost Leadership

1

Market Leadership

3

Operational Excellence

2

Execution

“4 + 4 Priorities”

Business Context

Aspirations

Identify Structural
Advantages in the
Business

Asset-based

Customer-based

Cost-based

Defining the Business
Model

Economic/Value Drivers

Advantage Relative to
Competition

Sustainability

Assessing the People

Key Team Members

Distinctive capabilities

Gaps

Financial Performance
Opportunity

EBIT growth

EPS growth

ROIC

Organizational Goals

Industry Leadership

Performance
Management Culture

Preferred Employer

+

Slide 6:  Superior Execution Leads to Substantial Value

1.

Large wholesale gas and power

purchases

2.

Fragmented wholesalers and

retailers

+

=

Advantaged Business Positions

Performance Potential (4+4)

Financial Performance Leadership

Net debt

$ billions

03

06

EPS

$ per share

03

06

35%

Free cash flow

$ Millions

03

06

84%

ROIC

%

03

06

19%

EBITDA interest coverage

X

03

06

52%

Net debt/net capital

%

03

06

6

Corporate Center

TXU Australia

Supply and trading

Transportation Company

National Scale

Electric Marketer

Largest Deregulated

Hidden “Gas” Company

10 TCF

management

Risk allocation and

2.

Driving strategy and execution

1.

Corporate Center

Industrialized

Large gas storage

2.

market

Good assets in high growth

1.

Integrated Player

Strong Positioned

Supply/Trading Company

>100TWh

Major regulatory issues resolved

3.

Constructive regulations

2.

Growing markets

1.

Oncor/TXU Gas

Constructive regulations

3.

Loyal customers

2.

Attractive margins

1.

Retail

Long volatility

3.

Long spark spread

2.

Long gas price

1.

Generation

Generation

1.

Long gas price

2.

Long spark spread

3.

Long volatility

Retail

1.

Attractive margins

2.

Loyal customers

3.

Constructive regulations

Oncor/TXU Gas

1.

Growing markets

2.

Constructive regulations

3.

Major regulatory issues resolved

>100TWh

Supply/Trading Company

Strong Positioned

Integrated Player

1.

Good assets in high growth

market

2.

Large gas storage

Industrialized

Corporate Center

1.

Driving strategy and execution

2.

Risk allocation and

management

10 TCF

Hidden “Gas” Company

Largest Deregulated

Electric Marketer

National Scale

Transportation Company

Supply and trading

TXU Australia

Corporate Center

1.

Large wholesale gas and power

purchases

2.

Fragmented wholesalers and

retailers